The First Trust Special Situations Trust, Series 183

Supplement to page 23 of Part II of the Prospectus dated March 3, 1997

Notwithstanding anything to the contrary in the Prospectus,
an investor may also aggregate purchases of Units of Target 5 Trust, March B 1997 Series, Target 10 Trust, March B 1997 Series, Global Target 15 Trust, March B 1997 Series and Global Target 30 Trust, March B 1997 Series with purchases of Units of the Trusts contained in The First Trust Special Situations Trust, Series 183 for purposes of qualifying for volume purchase discounts listed on page 23 of Part II of the Prospectus.


March 14, 1997